Prepayments, deposits, and other current assets	12 Months Ended
Dec. 31, 2022
Prepayments, deposits, and other current assets [Abstract]
Prepayments, deposits, and other current assets
5.	Prepayments, deposits, and other current assets

Prepaid expenses and other current assets consisted of the following as of December 31, 2022 and 2021:

	2022	2021
	In thousands of USD
Deposits to software developer	$675	$2,196
Prepayments to suppliers	275	290
Other current assets	46	46
Total	$996	$2,532

On November 28, 2022, the Company made a deposit of $$0.17M (RMB 1.2 million) to Beijing Yizhilu Technology Co., Ltd to purchase the 3D Accounting Intelligent Analysis System; On December 13, 2022, the Company made a deposit of $0.5M (RMB 3.5 million) to Xiamen University to purchase the AI System Intelligent Analysis System.